UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2021
Annual Report
to Shareholders
DWS Short Duration Fund

Contents
3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
39	Statement of Assets and Liabilities
41	Statement of Operations
42	Statements of Changes in Net Assets
43	Financial Highlights
49	Notes to Financial Statements
65	Report of Independent Registered Public Accounting Firm
67	Information About Your Fund’s Expenses
69	Tax Information
70	Advisory Agreement Board Considerations and Fee Evaluation
74	Board Members and Officers
79	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Short Duration Fund

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
DWS Short Duration Fund	|	3

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Class A shares of DWS Short Duration Fund produced a total return of 2.32% for the 12 months ended September 30, 2021. The Fund’s benchmark, the Bloomberg 1–3 Year Government/Credit Index, produced a total return of 0.30% for the same period. The median Morningstar Short Term Bond universe peer returned 1.14%.
Management Process
Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.
The U.S. investment grade bond market experienced modest returns over the last 12 months, as investors digested very strong economic growth and the prospect that the U.S. Federal Reserve (Fed) would feel compelled to begin tightening monetary policy in the coming year. Narrowing spreads for credit-sensitive areas of the market helped offset the impact of the rise in longer maturity U.S. Treasury yields over the period.
Business conditions gradually returned to normal following the rollout of multiple vaccines for COVID-19 beginning in late 2020. The resulting surge in economic growth was accompanied by rising commodity prices, disruptions in the global supply chain and historically high inflation. The Fed initially characterized the rise in inflation as “transitory” . However, persistent upward pressure on prices led to a gradual shift in messaging tone. In September, Fed Chairman Jerome Powell indicated that the central bank was likely to announce a tapering of bond purchases under
4	|	DWS Short Duration Fund

its quantitative easing program designed to keep long-term borrowing costs low before the end of 2021. In addition, the Fed’s “dot plot”  that displays Open Market Committee member projections as to the direction of short-term rates pointed toward an initial hike in fed funds in late 2022. The outlook for a less favorable interest rate regime weighed on fixed income returns broadly.
The Fed supported markets throughout the period with steady net buying of both U.S. Treasuries and mortgage-backed securities (MBS), effectively capping volatility and suppressing mortgage rates despite the increase in interest rates. U.S. Treasuries were most impacted by the concerns around inflation and Fed policy due to their interest rate sensitivity. For the 12 months ended September 30, 2021, the yield on the 10-year Treasury note rose from 0.69% to 1.52%.
“The outlook for a less favorable interest rate regime weighed on fixed income returns broadly.”
Positive and Negative Contributors to Performance
The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss). The Fund’s overall focus on credit-sensitive assets that trade at a yield spread relative to U.S. Treasuries was the principal driver of outperformance relative to the benchmark.
The Fund’s allocation to securitized assets led positive contributions, most notably led by the continued recovery in higher-rated commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) which benefited from continued economic recovery. Positioning in collateralized loan obligations (CLOs) and non-agency collateralized mortgage obligations (CMOs) proved additive as well. In general, securitized asset remained liquid and witnessed high levels of investor interest.
Positioning with respect to investment grade corporates was also a strong positive contributor, particularly in BBB-rated credits. A large wave of supply from issuers looking to move before interest rates move higher was met with ample demand. Credit metrics were supported as companies generally used proceeds for refinancing more expensive debt.
DWS Short Duration Fund	|	5

The Fund’s modest exposure to emerging-market debt and high yield corporates also had a positive impact on performance. The Fund is permitted to hold up to 10% of its assets in below investment grade securities.
The Fund’s positioning with respect to interest rates had a mixed impact on relative performance. As interest rates moved higher for longer maturities, below-benchmark duration positioning contributed positively. However, this was offset by the Fund’s yield curve positioning.
While the Fund’s overall securitized asset exposure added notably to relative performance, positions in agency mortgage-backed securities and agency CMOs weighed modestly on return.
The Fund used interest rate derivatives, including U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks. These positions also added to the Fund’s performance.
Outlook and Positioning
The strategy continues to focus on seeking capital preservation and enhanced yield from a highly varied set of non-U.S. Treasury sectors and issuers.
As of September 30, 2021, the bulk of the portfolio was allocated as follows: 29.4% to securitized assets, 38.8% to investment-grade corporate bonds, 7.2% to emerging markets, 5.8% to U.S. high-yield corporate bonds, 16.9% to U.S. Treasuries and cash, and 1.8% in government-related bonds. The portfolio held approximately 28% in floating rate securities.
Given low rates in the front end of the yield curve and associated limited upside return potential, the Fund remains positioned with a below-benchmark stance with respect to duration and corresponding interest rate sensitivity. The short duration position is concentrated in the three-year-and-below portion of the curve. The Fund is more neutrally positioned out on the curve where we see positive technical support driven by global flows. We are watching inflation data closely for more systemic signs which would contradict Fed statements and drive a reassessment of our stance. Portfolio duration at the end of the quarter was 1.65 years versus a benchmark duration of 1.92 years.
6	|	DWS Short Duration Fund

We remain constructive on spread sectors overall, most notably high quality securitized assets supported by continued consumer strength and where we view risk adjusted yields as attractive. The Fund is more cautiously positioned with respect to corporate credit where spreads have moved towards full value. We continue to view the corporate sector as supported by encouraging fundamental trends including decreasing leverage and prefer to be positioned in lower quality issues with solid business trajectories.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund until June 30, 2021. Began managing the Fund in 2006.
—
Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—
Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—
Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—
BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Rick Smith, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—
Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.
—
Senior Portfolio Manager: New York.
—
BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—
Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
—
Portfolio Manager / Structured Finance Sector Head: New York
—
BS in Computer Science, Rutgers College.
Jeff Morton, CFA, Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—
Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
—
Fixed Income Portfolio Manager: New York.
—
BS in Major Industrial Management and Economics, Carnegie Mellon University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as
DWS Short Duration Fund	|	7

a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg 1–3 Year Government/Credit Index (name changed from Bloomberg Barclays 1–3 Year Government/Credit Index, effective August 24, 2021) is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Short-Term Bond peer group is composed of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.
Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.
Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.
Credit spreads represent the incremental yield provided by lower quality securities.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.
8	|	DWS Short Duration Fund

Performance Summary	September 30, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	2.32%	2.64%	2.16%
Adjusted for the Maximum Sales Charge (max 2.25% load)	0.02%	2.17%	1.92%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.47%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	2.32%	2.64%	2.15%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–0.24%	2.12%	1.89%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.47%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
Unadjusted for Sales Charge	1.63%	1.89%	1.40%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.63%	1.89%	1.40%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.47%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/21
No Sales Charges	2.61%	2.90%	2.24%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.68%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
No Sales Charges	2.70%	2.92%	2.42%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.47%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/21
No Sales Charges	2.70%	2.92%	2.42%
Bloomberg 1–3 Year Government/Credit Index†	0.30%	1.89%	1.47%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not
DWS Short Duration Fund	|	9

guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2021 are 0.85%, 0.85%, 1.60%, 0.52%, 0.66% and 0.61% for Class A, T, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%. This results in a net initial investment of $9,775.
The growth of $10,000 is cumulative.
10	|	DWS Short Duration Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†	Bloomberg 1–3 Year Government/Credit Index (name changed from Bloomberg Barclays 1–3 Year Government/Credit Index, effective August 24, 2021) is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.
	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/21	$ 8.81	$ 8.81	$ 8.81	$ 8.82	$ 8.84	$ 8.82
9/30/20	$ 8.78	$ 8.78	$ 8.77	$ 8.79	$ 8.80	$ 8.78
Distribution Information as of 9/30/21
Income Dividends, Twelve Months	$ .17	$ .17	$ .10	$ .20	$ .20	$ .20
September Income Dividend	$ .0129	$ .0130	$ .0072	$ .0150	$ .0148	$ .0148
SEC 30-day Yield‡‡	.65%	.68%	–.07%	.94%	.91%	.91%
Current Annualized Distribution Rate‡‡	1.78%	1.80%	.99%	2.07%	2.04%	2.04%
‡‡	The SEC yield is net investment income per share earned over the month ended September 30, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.57%, 0.52%, 0.78% and 0.79% for Class A, Class T, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 1.70%, 1.64%, 1.91% and 1.92% for Class A, Class T, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS Short Duration Fund	|	11

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/21	9/30/20
Corporate Bonds	50%	49%
Asset-Backed	15%	23%
Government & Agency Obligations	13%	6%
Commercial Mortgage-Backed Securities	11%	9%
Cash Equivalents	7%	4%
Collateralized Mortgage Obligations	3%	5%
Exchange-Traded Funds	1%	1%
Mortgage-Backed Securities Pass-Throughs	0%	2%
Short-Term U.S. Treasury Obligations	0%	—
Common Stocks	0%	0%
Warrants	0%	—
Municipal Bonds and Notes	—	1%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Collateral and Cash Equivalents)	9/30/21	9/30/20
AAA	20%	20%
AA	17%	17%
A	19%	20%
BBB	34%	34%
BB	6%	5%
B	1%	2%
CCC	0%	1%
CC	0%	0%
C	0%	0%
D	0%	0%
Not Rated	3%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	9/30/21	9/30/20
Effective Maturity	2.3 years	2.8 years
Effective Duration	1.7 years	1.6 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 79 for contact information.
12	|	DWS Short Duration Fund

Investment Portfolio	as of September 30, 2021
	Principal Amount ($)	Value ($)
Corporate Bonds 50.0%
Communication Services 3.1%
Arches Buyer, Inc., 144A, 4.25%, 6/1/2028	350,000	354,860
AT&T, Inc., 0.9%, 3/25/2024	6,000,000	6,009,420
Charter Communications Operating LLC, 4.908%, 7/23/2025	4,000,000	4,498,498
CSC Holdings LLC, 144A, 5.5%, 4/15/2027	1,500,000	1,561,650
Expedia Group, Inc.:
3.8%, 2/15/2028 (a)	800,000	868,262
144A, 6.25%, 5/1/2025	3,200,000	3,689,383
Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	425,000	446,845
Meituan, 144A, 2.125%, 10/28/2025	720,000	699,163
Outfront Media Capital LLC, 144A, 4.25%, 1/15/2029	380,000	376,637
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	1,680,000	1,758,927
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	1,080,000	1,094,850
Tencent Holdings Ltd.:
144A, 3-month USD-LIBOR + 0.605%, 0.739% (b), 1/19/2023	1,180,000	1,180,106
144A, 1.81%, 1/26/2026	3,000,000	3,025,813
144A, 3.28%, 4/11/2024	8,000,000	8,438,480
Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	977,910
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	1,350,000	1,380,375
3.5%, 4/15/2025	4,325,000	4,659,354
TripAdvisor, Inc., 144A, 7.0%, 7/15/2025	205,000	217,300
		41,237,833
Consumer Discretionary 5.8%
1011778 BC Unlimited Liability Co., 144A, 3.875%, 1/15/2028	2,500,000	2,524,625
7-Eleven, Inc., 144A, 0.8%, 2/10/2024	1,934,000	1,933,014
Clarios Global LP, 144A, 6.25%, 5/15/2026	1,409,000	1,480,366
Daimler Finance North America LLC:
144A, 3.35%, 2/22/2023	3,000,000	3,117,627
144A, 3.4%, 2/22/2022	3,000,000	3,036,151
Empire Communities Corp., 144A, 7.0%, 12/15/2025	830,000	867,350
Ford Motor Credit Co. LLC:
3.375%, 11/13/2025	1,360,000	1,397,400
4.14%, 2/15/2023	6,000,000	6,151,200
General Motors Financial Co., Inc.:
3-month USD-LIBOR + 0.99%, 1.135% (b), 1/5/2023	4,000,000	4,039,204
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)
2.9%, 2/26/2025	4,000,000	4,196,671
3.5%, 11/7/2024	1,300,000	1,391,285
Harley-Davidson Financial Services, Inc., 144A, 4.05%, 2/4/2022	4,500,000	4,554,576
Hasbro, Inc., 3.0%, 11/19/2024	5,383,000	5,699,504
Hyundai Capital America:
144A, 1.0%, 9/17/2024	5,000,000	4,982,294
144A, 1.25%, 9/18/2023	4,685,000	4,725,509
144A, 2.375%, 2/10/2023	2,089,000	2,134,990
Kia Corp.:
144A, 1.0%, 4/16/2024	1,130,000	1,130,390
144A, 3.0%, 4/25/2023	2,500,000	2,590,889
Kronos Acquisition Holdings, Inc., 144A, 5.0%, 12/31/2026	340,000	339,497
Mattel, Inc., 144A, 3.375%, 4/1/2026	495,000	510,394
Meritor, Inc., 144A, 6.25%, 6/1/2025	310,000	325,872
Nissan Motor Acceptance Corp., 144A, 2.6%, 9/28/2022	4,000,000	4,073,158
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	653,000	690,476
Ralph Lauren Corp., 1.7%, 6/15/2022 (a)	2,375,000	2,398,854
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	490,000	500,412
Real Hero Merger Sub 2, Inc., 144A, 6.25%, 2/1/2029	380,000	394,250
Royal Caribbean Cruises Ltd., 144A, 5.5%, 8/31/2026	2,450,000	2,518,453
Stellantis Finance Us, Inc., 144A, 1.711%, 1/29/2027	1,140,000	1,136,279
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	1,220,000	1,290,150
Volkswagen Group of America Finance LLC:
144A, 2.7%, 9/26/2022	3,230,000	3,302,825
144A, 2.9%, 5/13/2022	2,320,000	2,356,286
		75,789,951
Consumer Staples 0.1%
JDE Peet’s NV, 144A, 0.8%, 9/24/2024	1,730,000	1,725,004
Energy 4.5%
Antero Midstream Partners LP, 144A, 7.875%, 5/15/2026	2,000,000	2,186,900
Antero Resources Corp., 144A, 7.625%, 2/1/2029	625,000	698,750
Bharat Petroleum Corp. Ltd., REG S, 4.625%, 10/25/2022	2,920,000	3,029,150
Blue Racer Midstream LLC, 144A, 7.625%, 12/15/2025	735,000	794,719
Boardwalk Pipelines LP, 4.95%, 12/15/2024	500,000	553,241
Canadian Natural Resources Ltd.:
2.05%, 7/15/2025	1,500,000	1,535,760
3.8%, 4/15/2024	750,000	798,120
CNOOC Curtis Funding No. 1 Pty Ltd., 144A, 4.5%, 10/3/2023	1,000,000	1,068,409
The accompanying notes are an integral part of the financial statements.
14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Ecopetrol SA, 5.875%, 9/18/2023	2,000,000	2,154,000
Energy Transfer Operating LP:
3.6%, 2/1/2023	2,000,000	2,062,021
4.05%, 3/15/2025	750,000	809,049
4.25%, 3/15/2023	880,000	917,395
5.0%, 10/1/2022	2,826,000	2,915,347
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	850,000	905,377
Indian Oil Corp. Ltd., REG S, 5.75%, 8/1/2023	2,000,000	2,167,896
MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,723,013
MPLX LP, 3.5%, 12/1/2022	3,330,000	3,435,303
ONEOK Inc., 2.75%, 9/1/2024	4,604,000	4,825,682
ONEOK Partners LP, 5.0%, 9/15/2023	2,118,000	2,266,252
ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	1,000,000	1,039,407
Pertamina Persero PT:
144A, 4.3%, 5/20/2023	2,000,000	2,102,516
144A, 4.875%, 5/3/2022	1,000,000	1,022,773
Petroleos Mexicanos:
3.5%, 1/30/2023	1,000,000	1,012,500
4.625%, 9/21/2023	1,000,000	1,039,500
4.875%, 1/18/2024	1,000,000	1,040,790
Petronas Capital Ltd., 144A, 7.875%, 5/22/2022	1,000,000	1,043,800
SA Global Sukuk Ltd., 144A, 0.946%, 6/17/2024 (a)	1,220,000	1,207,946
Saudi Arabian Oil Co., 144A, 1.25%, 11/24/2023	888,000	893,683
Sinopec Group Overseas Development, Ltd., 144A, 2.15%, 5/13/2025	2,500,000	2,557,820
Sunnova Energy Corp., 144A, 5.875%, 9/1/2026 (a)	1,380,000	1,405,875
Tengizchevroil Finance Co. International Ltd., 144A, 2.625%, 8/15/2025	1,500,000	1,529,250
Valero Energy Corp.:
1.2%, 3/15/2024	1,000,000	1,011,180
2.7%, 4/15/2023	2,740,000	2,828,299
Western Midstream Operating LP, 3-month USD-LIBOR + 2.1%, 2.229% (b), 1/13/2023	2,000,000	2,000,000
Williams Companies, Inc., 4.55%, 6/24/2024	1,300,000	1,418,239
		58,999,962
Financials 21.4%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	7,000,000	6,928,492
4.875%, 1/16/2024	1,410,000	1,523,477
6.5%, 7/15/2025	1,175,000	1,362,297
Air Lease Corp., 3.75%, 6/1/2026	5,000,000	5,412,044
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)
Aircastle Ltd.:
144A, 2.85%, 1/26/2028	5,000,000	5,063,800
4.4%, 9/25/2023 (a)	2,534,000	2,698,386
144A, 5.25%, 8/11/2025	2,000,000	2,236,067
Alfa SAB de CV, REG S, 5.25%, 3/25/2024	1,250,000	1,346,250
Ally Financial Inc., 1.45%, 10/2/2023	2,500,000	2,536,925
Ares Capital Corp., 3.625%, 1/19/2022 (a)	8,000,000	8,052,630
Avolon Holdings Funding Ltd.:
144A, 2.125%, 2/21/2026	4,000,000	3,959,064
144A, 4.25%, 4/15/2026	1,230,000	1,322,945
144A, 5.125%, 10/1/2023 (a)	670,000	719,865
Banco de Credito del Peru:
REG S, 2.7%, 1/11/2025	1,000,000	1,027,510
144A, 4.25%, 4/1/2023 (a)	1,000,000	1,042,000
Banco Santander Chile, 144A, 2.7%, 1/10/2025	2,000,000	2,080,100
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, 144A, 5.375%, 4/17/2025	1,350,000	1,508,895
Banco Santander SA:
3.125%, 2/23/2023	3,200,000	3,313,945
3.5%, 4/11/2022	750,000	762,312
Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	1,026,250
Bancolombia SA, 3.0%, 1/29/2025	3,104,000	3,131,191
Bank of America Corp.:
4.0%, 1/22/2025	750,000	814,999
4.2%, 8/26/2024	3,000,000	3,281,497
Bank of Montreal, SOFR + 0.265%, 0.315% (b), 9/15/2023	5,000,000	5,006,400
Banque Federative Du Credit Mutuel SA, 144A, SOFR + 0.41%, 0.46% (b), 2/4/2025 (c)	5,000,000	5,003,350
Barclays PLC:
1.007%, 12/10/2024	5,000,000	5,022,994
4.375%, Perpetual (d)	3,000,000	2,997,900
4.61%, 2/15/2023	5,000,000	5,076,398
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	2,150,658
Blackstone Secured Lending Fund, 3.625%, 1/15/2026 (a)	5,385,000	5,687,929
BNP Paribas SA, 144A, 6.75%, Perpetual (d)	250,000	253,710
BOC Aviation Ltd., 144A, 3.25%, 4/29/2025	1,500,000	1,571,156
BPCE SA:
144A, 3.0%, 5/22/2022	1,500,000	1,525,691
144A, 4.875%, 4/1/2026	500,000	563,757
144A, 5.7%, 10/22/2023	2,000,000	2,192,783
The accompanying notes are an integral part of the financial statements.
16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce:
SOFR + 0.34%, 0.39% (b), 6/22/2023	3,900,000	3,907,301
0.95%, 6/23/2023 (a)	4,800,000	4,839,816
Capital One Financial Corp., 3.9%, 1/29/2024	10,000,000	10,704,017
CBQ Finance Ltd., REG S, 5.0%, 5/24/2023	2,000,000	2,134,000
Citigroup, Inc.:
4.4%, 6/10/2025	5,000,000	5,530,380
5.5%, 9/13/2025	750,000	865,465
Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022	5,095,000	5,263,612
Country Garden Holdings Co., Ltd., REG S, 4.75%, 7/25/2022	1,000,000	997,763
Credicorp Ltd., 144A, 2.75%, 6/17/2025 (a)	1,000,000	1,022,342
Credit Agricole SA, 144A, 3.375%, 1/10/2022	8,000,000	8,067,577
Credit Suisse Group AG:
144A, 3-month USD-LIBOR + 1.24%, 1.354% (b), 6/12/2024	2,675,000	2,716,056
144A, 2.593%, 9/11/2025	1,180,000	1,223,242
Danske Bank AS, 144A, 3.244%, 12/20/2025	1,120,000	1,189,841
Discover Bank:
3.35%, 2/6/2023	2,190,000	2,268,779
4.682%, 8/9/2028	2,500,000	2,659,472
Discover Financial Services, 3.95%, 11/6/2024	1,100,000	1,191,392
Equitable Holdings, Inc., 3.9%, 4/20/2023	3,904,000	4,095,471
Fifth Third BanCorp., 1.625%, 5/5/2023	2,320,000	2,362,460
Global Bank Corp., 144A, 4.5%, 10/20/2021	942,000	941,058
HSBC Holdings PLC:
1.645%, 4/18/2026	2,020,000	2,030,835
4.25%, 3/14/2024	3,000,000	3,222,998
4.7%, Perpetual (d)	3,000,000	3,041,250
6.0%, Perpetual (a) (d)	500,000	548,125
ING Groep NV, 3.15%, 3/29/2022	1,580,000	1,602,540
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	2,955,000	3,017,440
Jefferies Financial Group, Inc., 5.5%, 10/18/2023	4,000,000	4,255,362
JPMorgan Chase & Co., SOFR + 0.58%, 0.63% (b), 6/23/2025	6,000,000	6,033,201
Kookmin Bank, 144A, 1.75%, 5/4/2025	800,000	811,598
LD Holdings Group LLC, 144A, 6.5%, 11/1/2025	766,000	764,085
Lloyds Banking Group PLC:
1.326%, 6/15/2023	3,500,000	3,522,480
2.438%, 2/5/2026	2,880,000	2,987,657
Macquarie Group Ltd., 144A, SOFR + 0.92%, 0.97% (b), 9/23/2027	6,000,000	6,041,197
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)
Metropolitan Life Global Funding I, 144A, 1.95%, 1/13/2023	5,000,000	5,101,751
Mizuho Financial Group, Inc., 1.241%, 7/10/2024	4,351,000	4,401,776
Morgan Stanley:
0.731%, 4/5/2024	5,000,000	5,016,597
SOFR + 0.7%, 0.75% (b), 1/20/2023	4,000,000	4,009,417
0.791%, 1/22/2025	6,000,000	5,999,730
Nationwide Building Society, 144A, 3.622%, 4/26/2023	1,540,000	1,566,778
Natwest Group PLC, 3.498%, 5/15/2023	750,000	763,649
NatWest Markets PLC:
144A, 0.8%, 8/12/2024	1,000,000	997,890
144A, SOFR + 1.662%, 1.712% (b), 9/29/2022	5,000,000	5,075,739
Nomura Holdings, Inc., 2.648%, 1/16/2025	2,495,000	2,598,957
OneMain Finance Corp., 8.875%, 6/1/2025	690,000	748,650
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	1,750,000	1,828,646
144A, 5.25%, 8/15/2022	450,000	466,164
REC Ltd., 144A, 4.75%, 5/19/2023 (a)	1,423,000	1,494,134
Samba Funding Ltd., REG S, 2.75%, 10/2/2024	1,000,000	1,038,500
Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,359,964
Societe Generale SA:
144A, 2.625%, 1/22/2025	3,705,000	3,846,972
144A, 4.25%, 9/14/2023	2,980,000	3,181,206
Standard Chartered PLC:
144A, 1.214%, 3/23/2025	1,180,000	1,180,801
144A, 1.319%, 10/14/2023	2,500,000	2,515,736
144A, 4.247%, 1/20/2023	4,660,000	4,711,544
144A, 4.75%, Perpetual (d)	635,000	640,556
Sumitomo Mitsui Trust Bank Ltd., 144A, SOFR + 0.44%, 0.49% (b), 9/16/2024	2,230,000	2,235,218
Synchrony Bank, 3.0%, 6/15/2022	5,300,000	5,386,882
Synchrony Financial:
4.25%, 8/15/2024	1,000,000	1,080,606
4.375%, 3/19/2024	180,000	194,247
The Goldman Sachs Group, Inc., 2.905%, 7/24/2023	750,000	764,440
Turkiye Vakiflar Bankasi TAO, REG S, 5.625%, 5/30/2022	1,000,000	1,018,800
UBS AG, 144A, SOFR + 0.32%, 0.37% (b), 6/1/2023	7,000,000	7,019,852
		279,307,681
Health Care 1.4%
AbbVie, Inc., 2.3%, 11/21/2022	3,080,000	3,143,492
Anthem, Inc., 2.375%, 1/15/2025	1,400,000	1,458,428
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	1,330,000	1,378,212
The accompanying notes are an integral part of the financial statements.
18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Bayer U.S. Finance II LLC, 144A, 3.875%, 12/15/2023	1,000,000	1,064,101
Bayer U.S. Finance LLC, 144A, 3.375%, 10/8/2024	1,745,000	1,858,843
CVS Pass-Through Trust, 6.036%, 12/10/2028	953,621	1,112,866
HCA, Inc., 5.25%, 6/15/2026	1,000,000	1,147,520
Laboratory Corp. of America Holdings, 3.25%, 9/1/2024	859,000	915,119
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	575,000	559,188
Mylan, Inc., 4.2%, 11/29/2023	5,500,000	5,860,876
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	380,000	407,550
		18,906,195
Industrials 3.3%
Allied Universal Holdco LLC, 144A, 4.625%, 6/1/2028	1,525,000	1,521,725
Boeing Co.:
4.875%, 5/1/2025	4,365,000	4,857,857
5.04%, 5/1/2027	5,000,000	5,751,628
Bombardier, Inc., 144A, 7.125%, 6/15/2026	2,000,000	2,100,000
Cemex SAB de CV, 144A, 7.375%, 6/5/2027	500,000	553,870
CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,185,000	2,187,370
DAE Funding LLC, 144A, 5.25%, 11/15/2021	2,000,000	2,000,600
Delta Air Lines, Inc.:
2.9%, 10/28/2024 (a)	3,000,000	3,071,904
144A, 4.5%, 10/20/2025	520,000	556,400
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	325,000	340,031
Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,181,600
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,870,000	2,187,937
Legends Hospitality Holding Co. LLC, 144A, 5.0%, 2/1/2026	255,000	261,375
Nielsen Finance LLC:
144A, 4.5%, 7/15/2029	730,000	713,794
144A, 5.625%, 10/1/2028	1,235,000	1,281,313
Penske Truck Leasing Co., 144A, 4.0%, 7/15/2025	2,550,000	2,786,863
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,540,000	1,642,487
Ryder System, Inc., 2.875%, 6/1/2022	1,350,000	1,369,440
Silgan Holdings, Inc., 144A, 1.4%, 4/1/2026	2,727,000	2,683,317
Southwest Airlines Co., 4.75%, 5/4/2023	2,300,000	2,448,488
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	135,000	151,403
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	2,500,000	2,525,250
WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	400,174
		42,574,826
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)
Information Technology 3.1%
Broadcom, Inc.:
4.11%, 9/15/2028	2,261,000	2,515,662
4.7%, 4/15/2025	1,100,000	1,225,534
CDW LLC, 4.125%, 5/1/2025	560,000	580,300
Clarivate Science Holdings Corp., 144A, 3.875%, 7/1/2028	1,580,000	1,580,000
Dell International LLC, 5.45%, 6/15/2023	7,200,000	7,722,220
DXC Technology Co., 1.8%, 9/15/2026	4,510,000	4,504,160
HP, Inc., 2.2%, 6/17/2025	4,190,000	4,323,957
Microchip Technology, Inc.:
144A, 0.983%, 9/1/2024	1,570,000	1,568,100
2.67%, 9/1/2023	1,250,000	1,295,991
4.25%, 9/1/2025	170,000	177,774
NXP BV:
144A, 2.7%, 5/1/2025	190,000	198,444
144A, 4.625%, 6/1/2023	4,000,000	4,253,433
Oracle Corp., 2.5%, 4/1/2025 (a)	2,040,000	2,134,092
Seagate HDD Cayman, 4.875%, 3/1/2024	1,800,000	1,939,500
Square, Inc., 144A, 2.75%, 6/1/2026	420,000	425,733
VMware, Inc., 1.0%, 8/15/2024 (a)	4,270,000	4,284,260
Xerox Holdings Corp., 144A, 5.0%, 8/15/2025	1,990,000	2,090,993
		40,820,153
Materials 2.3%
Berry Global, Inc., 144A, 1.65%, 1/15/2027	3,400,000	3,357,194
Bluestar Finance Holdings Ltd., REG S, 3.375%, 7/16/2024	2,000,000	2,091,778
Celanese U.S. Holdings LLC, 3.5%, 5/8/2024	720,000	767,314
CNAC HK Finbridge Co., Ltd., REG S, 3.375%, 6/19/2024	1,000,000	1,046,848
First Quantum Minerals Ltd., 144A, 7.25%, 4/1/2023	486,000	494,505
Glencore Funding LLC:
144A, 1.625%, 9/1/2025	1,730,000	1,735,695
144A, 1.625%, 4/27/2026	1,480,000	1,472,952
144A, 4.125%, 3/12/2024	3,480,000	3,728,284
Hudbay Minerals, Inc., 144A, 4.5%, 4/1/2026	370,000	366,300
Indonesia Asahan Aluminium Persero PT, 144A, 4.75%, 5/15/2025	1,500,000	1,631,325
Kraton Polymers LLC, 144A, 4.25%, 12/15/2025	705,000	736,725
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,671,060
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,316,700
Nucor Corp., 2.0%, 6/1/2025	630,000	648,536
POSCO, 144A, 4.0%, 8/1/2023	2,000,000	2,112,743
The accompanying notes are an integral part of the financial statements.
20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
The Mosaic Co., 3.25%, 11/15/2022	2,515,000	2,586,936
Tronox, Inc.:
144A, 4.625%, 3/15/2029	1,230,000	1,223,850
144A, 6.5%, 5/1/2025	1,500,000	1,574,505
		29,563,250
Real Estate 1.0%
Equinix, Inc., (REIT), 1.25%, 7/15/2025	517,000	514,901
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	450,000	467,429
(REIT), 4.75%, 10/1/2024	890,000	941,175
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.625%, 6/15/2025	462,000	497,805
Office Properties Income Trust, (REIT), 2.65%, 6/15/2026	1,330,000	1,341,654
Realogy Group LLC, 144A, 7.625%, 6/15/2025	800,000	854,360
RLJ Lodging Trust LP, 144A, (REIT), 3.75%, 7/1/2026	230,000	231,150
Shimao Group Holdings Ltd., REG S, (REIT), 4.75%, 7/3/2022	2,580,000	2,552,698
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026	1,000,000	1,007,500
Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,980,309
VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025	2,140,000	2,182,800
		13,571,781
Utilities 4.0%
American Electric Power Co., Inc., 0.75%, 11/1/2023	2,250,000	2,250,135
Calpine Corp., 144A, 5.25%, 6/1/2026	1,341,000	1,379,527
CenterPoint Energy, Inc., SOFR + 0.65%, 0.7% (b), 5/13/2024	3,260,000	3,266,650
Dominion Energy, Inc., 3.071%, 8/15/2024	2,106,000	2,226,059
Duke Energy Corp., SOFR + 0.25%, 0.3% (b), 6/10/2023	4,710,000	4,715,859
Duke Energy Ohio, Inc., 6.9%, 6/1/2025	1,000,000	1,191,308
Evergy, Inc., 2.45%, 9/15/2024	1,818,000	1,900,655
Israel Electric Corp. Ltd., 144A, 6.875%, 6/21/2023	1,048,000	1,152,004
Korea East-West Power Co., Ltd.:
144A, 1.75%, 5/6/2025	940,000	955,642
144A, 2.625%, 6/19/2022 (a)	2,665,000	2,704,591
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	855,000	905,231
NRG Energy, Inc., 144A, 3.75%, 6/15/2024	5,141,000	5,483,727
Pacific Gas and Electric Co., 1.75%, 6/16/2022	9,000,000	8,985,436
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 5.5%, 11/22/2021	1,023,000	1,027,511
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)
Southern California Edison Co.:
SOFR + 0.35%, 0.4% (b), 6/13/2022	6,210,000	6,213,057
0.7%, 8/1/2023	3,840,000	3,845,956
Series E, 3.7%, 8/1/2025	800,000	869,824
State Grid Overseas Investment, Ltd., 144A, 2.75%, 5/4/2022	1,500,000	1,518,165
Vistra Operations Co. LLC, 144A, 3.55%, 7/15/2024	1,375,000	1,446,259
		52,037,596
Total Corporate Bonds (Cost $638,886,100)		654,534,232
Mortgage-Backed Securities Pass-Throughs 0.0%
Federal National Mortgage Association:
12-month USD-LIBOR + 1.77%, 2.02% (b), 9/1/2038	7,769	7,997
3.0%, with various maturities from 5/1/2027 until 6/1/2027	156,655	165,314
4.5%, 4/1/2023	4,024	4,119
Government National Mortgage Association:
6.0%, with various maturities from 1/15/2022 until 1/15/2039	69,208	74,831
7.0%, 6/20/2038	2,766	3,317
Total Mortgage-Backed Securities Pass-Throughs (Cost $257,126)		255,578
Asset-Backed 15.3%
Automobile Receivables 4.6%
AmeriCredit Automobile Receivables Trust, “C” , Series 2020-2, 1.48%, 2/18/2026	1,110,000	1,125,089
Avis Budget Rental Car Funding AESOP LLC, “B” , Series 2020-2A, 144A, 2.96%, 2/20/2027	1,000,000	1,054,116
Canadian Pacer Auto Receivables Trust:
“C” , Series 2020-1A, 144A, 2.49%, 5/19/2026	1,125,000	1,150,527
“B” , Series 2018-2A, 144A, 3.63%, 1/19/2024	1,000,000	1,015,852
CarMax Auto Owner Trust, “C” , Series 2020-3, 1.69%, 4/15/2026	750,000	763,808
Chase Auto Credit Linked Notes:
“C” , Series 2021-1, 144A, 1.024%, 9/25/2028	1,075,312	1,075,544
“D” , Series 2021-1, 144A, 1.174%, 9/25/2028	516,150	516,386
“D” , Series 2020-2, 144A, 1.487%, 2/25/2028	538,366	540,633
“E” , Series 2020-2, 144A, 3.072%, 2/25/2028	887,651	895,792
“E” , Series 2020-1, 144A, 3.715%, 1/25/2028	1,787,681	1,810,301
The accompanying notes are an integral part of the financial statements.
22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
CPS Auto Receivables Trust:
“B” , Series 2020-B, 144A, 2.11%, 4/15/2026	2,035,872	2,041,788
“D” , Series 2017-D, 144A, 3.73%, 9/15/2023	1,008,564	1,016,176
“C” , Series 2018-D, 144A, 3.83%, 9/15/2023	369,056	369,797
“E” , Series 2018-D, 144A, 5.82%, 6/16/2025	2,500,000	2,627,787
Flagship Credit Auto Trust:
“C” , Series 2021-1, 144A, 0.91%, 3/15/2027	700,000	696,414
“C” , Series 2020-4, 144A, 1.28%, 2/16/2027	763,000	768,583
“C” , Series 2020-3, 144A, 1.73%, 9/15/2026	2,150,000	2,186,858
“C” , Series 2020-1, 144A, 2.24%, 1/15/2026	2,235,000	2,278,772
“B” , Series 2020-2, 144A, 2.61%, 4/15/2026	2,500,000	2,545,348
“C” , Series 2019-4, 144A, 2.77%, 12/15/2025	3,670,000	3,782,211
“C” , Series 2020-2, 144A, 3.8%, 4/15/2026	500,000	521,261
“D” , Series 2016-4, 144A, 3.89%, 11/15/2022	487,121	487,821
Ford Credit Floorplan Master Owner Trust:
“A” , Series 2019-1, 2.84%, 3/15/2024	2,051,000	2,075,031
“A1” , Series 2018-3, 3.52%, 10/15/2023	520,000	520,644
Foursight Capital Automobile Receivables Trust:
“B” , Series 2020-1, 144A, 2.27%, 2/18/2025	1,250,000	1,269,129
“C” , Series 2020-1, 144A, 2.41%, 8/15/2025	2,500,000	2,546,314
“A3” , Series 2019-1, 144A, 2.67%, 3/15/2024	880,468	883,551
“B” , Series 2018-2, 144A, 3.8%, 11/15/2023	303,839	304,438
GMF Floorplan Owner Revolving Trust:
“C” , Series 2020-2, 144A, 1.31%, 10/15/2025	700,000	704,843
“C” , Series 2019-1, 144A, 3.06%, 4/15/2024	460,000	466,554
Hertz Vehicle Financing LLC:
“B” , Series 2021-1A, 144A, 1.56%, 12/26/2025	1,000,000	1,004,105
“C” , Series 2021-1A, 144A, 2.05%, 12/26/2025	1,750,000	1,763,967
JPMorgan Chase Bank NA:
“C” , Series 2021-3, 144A, 0.86%, 2/26/2029	483,252	482,988
“D” , Series 2021-3, 144A, 1.009%, 2/26/2029	386,601	386,388
“D” , Series 2021-2, 144A, 1.138%, 12/26/2028	500,000	500,148
“E” , 2021-3, 144A, 2.102%, 2/26/2029	966,503	965,980
“E” , Series 2021-2, 144A, 2.28%, 12/26/2028	875,000	875,256
“E” , Series 2021-1, 144A, 2.365%, 9/25/2028	569,485	569,609
Santander Consumer Auto Receivables Trust, “B” , Series 2020-AA, 144A, 2.26%, 12/15/2025	1,000,000	1,022,053
Santander Drive Auto Receivables Trust:
“C” , Series 2020-4, 1.01%, 1/15/2026	1,195,000	1,202,722
“C” , Series 2020-3, 1.12%, 1/15/2026	2,000,000	2,012,439
“C” , Series 2020-2, 1.46%, 9/15/2025	1,750,000	1,768,006
“C” , Series 2019-3, 2.49%, 10/15/2025	3,656,509	3,680,239
“C” , Series 2019-1, 3.42%, 4/15/2025	79,798	80,119
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)
Tesla Auto Lease Trust:
“C” , Series 2020-A, 144A, 1.68%, 2/20/2024	1,000,000	1,012,380
“B” , Series 2019-A, 144A, 2.41%, 12/20/2022	3,000,000	3,054,033
United Auto Credit Securitization Trust, “B” , Series 2020-1, 144A, 1.47%, 11/10/2022	772,527	773,044
World Omni Select Auto Trust, “C” , Series 2019-A, 2.38%, 12/15/2025	1,500,000	1,535,461
		60,730,305
Credit Card Receivables 1.3%
Evergreen Credit Card Trust, “C” , Series 2019-2, 144A, 2.62%, 9/15/2024	900,000	915,787
Fair Square Issuance Trust, “A” , Series 2020-AA, 144A, 2.9%, 9/20/2024	2,540,000	2,557,028
First National Master Note Trust, “A” , Series 2018-1, 1-month USD-LIBOR + 0.46%, 0.544% (b), 10/15/2024	750,000	750,114
Genesis Sales Finance Master Trust:
“A” , Series 2021-AA, 144A, 1.2%, 12/21/2026	1,750,000	1,745,208
“A” , Series 2020-AA, 144A, 1.65%, 9/22/2025	500,000	502,964
Mercury Financial Credit Card Master Trust, “A” , Series 2021-1A, 144A, 1.54%, 3/20/2026	3,500,000	3,509,808
Synchrony Credit Card Master Note Trust, “C” , Series 2017-2, 3.01%, 10/15/2025	2,352,000	2,411,857
World Financial Network Credit Card Master Trust:
“A” , Series 2019-B, 2.49%, 4/15/2026	2,000,000	2,032,749
“A” , Series 2019-A, 3.14%, 12/15/2025	2,500,000	2,527,526
		16,953,041
Home Equity Loans 0.2%
NovaStar Mortgage Funding Trust, “M3” , Series 2004-3, 1-month USD-LIBOR + 1.05%, 1.136% (b), 12/25/2034	395,501	396,848
People’s Choice Home Loan Securities Trust, “A3” , Series 2004-1, 1-month USD-LIBOR + 1.04%, 1.126% (b), 6/25/2034	1,508,945	1,466,671
Renaissance Home Equity Loan Trust:
“AF1” , Series 2006-4, 5.545%, 1/25/2037	57,490	29,355
“AF1” , Series 2007-2, 5.893%, 6/25/2037	340,249	142,188
Southern Pacific Secured Asset Corp., “A8” , Series 1998-2, 6.37%, 7/25/2029	324	337
		2,035,399
Miscellaneous 8.8%
Apidos CLO XXXII, “A2” , Series 2019-32A, 144A, 3-month USD-LIBOR + 1.65%, 1.784% (b), 1/20/2033	2,500,000	2,503,557
The accompanying notes are an integral part of the financial statements.
24	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Applebee’s Funding LLC, “A2I” , Series 2019-1A, 144A, 4.194%, 6/7/2049	2,772,000	2,820,593
Atrium XIII, “A2” , Series 13A, 144A, 3-month USD-LIBOR + 1.25%, 1.388% (b), 11/21/2030	2,250,000	2,250,104
Atrium XIV LLC, “B” , Series 14A, 144A, 3-month USD-LIBOR + 1.7%, 1.826% (b), 8/23/2030	4,250,000	4,250,302
Babson CLO Ltd.:
“BR” , Series 2015-IA, 144A, 3-month USD-LIBOR + 1.4%, 1.534% (b), 1/20/2031	2,000,000	1,984,864
“A2R” , Series 2016-1A, 144A, 3-month USD-LIBOR + 1.45%, 1.588% (b), 7/23/2030	1,500,000	1,500,224
“BR” , Series 2014-IA, 144A, 3-month USD-LIBOR + 2.2%, 2.334% (b), 7/20/2025	500,000	500,217
Barings CLO Ltd., “CR” , Series 2013-IA, 144A, 3-month USD-LIBOR + 1.5%, 1.634% (b), 1/20/2028	2,250,000	2,250,005
Battalion CLO XV Ltd., “B” , Series 2020-15A, 144A, 3-month USD-LIBOR + 1.7%, 1.834% (b), 1/17/2033	5,000,000	5,002,720
Carlyle Global Market Strategies CLO Ltd., “BR2” , Series 2014-1A, 144A, 3-month USD-LIBOR + 1.4%, 1.534% (b), 4/17/2031	4,000,000	3,987,620
CF Hippolyta LLC:
“B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	1,089,444	1,092,178
“B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	2,522,882	2,559,719
Countrywide Home Equity Loan Trust, “2A” , Series 2006-I, 1-month USD-LIBOR + 0.14%, 0.224% (b), 1/15/2037	955,448	909,119
Credit-Based Asset Servicing and Securitization LLC, “AF2” , Series 2006-CB2, 3.099%, 12/25/2036	1,995,406	2,010,844
DB Master Finance LLC, “A2I” , Series 2019-1A, 144A, 3.787%, 5/20/2049	1,558,200	1,564,911
Dell Equipment Finance Trust:
“C” , Series 2020-2, 144A, 1.37%, 1/22/2024	1,500,000	1,517,937
“C” , Series 2019-2, 144A, 2.18%, 10/22/2024	1,500,000	1,515,027
“D” , Series 2019-1, 144A, 3.45%, 3/24/2025	1,600,000	1,612,477
“C” , Series 2018-2, 144A, 3.72%, 10/22/2023	1,169,956	1,173,333
Domino’s Pizza Master Issuer LLC, “A2” , Series 2019-1A, 144A, 3.668%, 10/25/2049	1,970,000	2,116,820
Dryden 50 Senior Loan Fund, “B” , Series 2017-50A, 144A, 3-month USD-LIBOR + 1.65%, 1.776% (b), 7/15/2030	500,000	500,554
Dryden XXVIII Senior Loan Fund, “A2LR” , Series 2013-28A, 144A, 3-month USD-LIBOR + 1.65%, 1.775% (b), 8/15/2030	2,000,000	2,000,450
Flatiron CLO Ltd., “B” , Series 2018-1A, 144A, 3-month USD-LIBOR + 1.35%, 1.484% (b), 4/17/2031	2,500,000	2,500,080
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	25

	Principal Amount ($)	Value ($)
Hilton Grand Vacations Trust:
“A” , Series 2019-AA, 144A, 2.34%, 7/25/2033	555,454	570,029
“B” , Series 2017-AA, 144A, 2.96%, 12/26/2028	408,608	416,183
HPEFS Equipment Trust:
“C” , Series 2020-2A, 144A, 2.0%, 7/22/2030	1,610,000	1,640,308
“C” , Series 2019-1A, 144A, 2.49%, 9/20/2029	860,000	870,136
LCM LP, “BR2” , Series 16A, 144A, 3-month USD-LIBOR + 1.75%, 1.876% (b), 10/15/2031	2,120,000	2,120,011
MVW LLC:
“B” , Series 2021-1WA, 144A, 1.44%, 1/22/2041	460,020	459,578
“A” , Series 2020-1A, 144A, 1.74%, 10/20/2037	337,973	341,743
“B” , Series 2019-2A, 144A, 2.44%, 10/20/2038	870,310	877,936
“B” , Series 2020-1A, 144A, 2.73%, 10/20/2037	337,973	344,649
MVW Owner Trust, “A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	1,681,327	1,728,215
Neuberger Berman CLO XVII Ltd., “A2R2” , Series 2014-18A, 144A, 3-month USD-LIBOR + 1.7%, 1.834% (b), 10/21/2030	1,800,000	1,800,434
Neuberger Berman Loan Advisers CLO Ltd.:
“B” , Series 2018-27A, 144A, 3-month USD-LIBOR + 1.4%, 1.526% (b), 1/15/2030	6,000,000	6,000,210
“A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.4%, 1.534% (b), 10/19/2031	2,000,000	2,000,120
NRZ Excess Spread-Collateralized Notes:
“A” , Series 2021-FHT1, 144A, 3.104%, 7/25/2026	1,411,474	1,416,503
“A” , Series 2020-PLS1, 144A, 3.844%, 12/25/2025	770,513	778,680
Octagon Investment Partners XVI Ltd., “BR” , Series 2013-1A, 144A, 3-month USD-LIBOR + 1.6%, 1.734% (b), 7/17/2030	9,000,000	8,999,496
Regatta XVIII Funding Ltd., “B” , Series 2021-1A, 144A, 3-month USD-LIBOR + 1.45%, 1.576% (b), 1/15/2034	3,000,000	3,000,918
RR 17 Ltd., “B” , Series 2021-17A, 144A, 3-month USD-LIBOR + 1.9%, 2.04% (b), 7/15/2034	7,000,000	7,004,739
Sierra Timeshare Receivables Funding LLC, “B” , Series 2020-2A, 144A, 2.32%, 7/20/2037	713,746	722,838
Taco Bell Funding LLC, “A2I” , Series 2021-1A, 144A, 1.946%, 8/25/2051	4,500,000	4,496,404
Towd Point Mortgage Trust, “A1” , Series 2019-MH1, 144A, 3.0%, 11/25/2058	1,205,304	1,222,257
Transportation Finance Equipment Trust:
“A4” , Series 2019-1, 144A, 1.88%, 3/25/2024	1,500,000	1,528,726
“C” , Series 2019-1, 144A, 2.19%, 8/23/2024	1,250,000	1,271,306
Voya CLO Ltd.:
“A1R” , Series 2015-1A, 144A, 3-month USD-LIBOR + 0.9%, 1.034% (b), 1/18/2029	2,730,750	2,731,089
The accompanying notes are an integral part of the financial statements.
26	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“A1RR” , Series 2014-2A, 144A, 3-month USD-LIBOR + 1.02%, 1.154% (b), 4/17/2030	6,906,473	6,907,495
“A3R” , Series 2016-3A, 144A, 3-month USD-LIBOR + 1.75%, 1.884% (b), 10/18/2031	4,500,000	4,501,111
Zais CLO13 Ltd., “A1A” , Series 2019-13A, 144A, 3-month USD-LIBOR + 1.49%, 1.616% (b), 7/15/2032	2,500,000	2,503,170
		114,377,939
Student Loans 0.4%
SLM Student Loan Trust, “A6” , Series 2004-1, 144A, 3-month USD-LIBOR + 0.75%, 0.875% (b), 7/25/2039	5,500,000	5,431,771
Total Asset-Backed (Cost $197,959,373)		199,528,455
Commercial Mortgage-Backed Securities 10.5%
20 Times Square Trust, “B” , Series 2018-20TS, 144A, 3.203%, 5/15/2035	2,500,000	2,511,273
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 1.514% (b), 6/15/2035	3,500,000	3,497,829
BAMLL Commercial Mortgage Securities Trust:
“B” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.15%, 1.234% (b), 9/15/2034	3,500,000	3,491,155
“C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.434% (b), 9/15/2034	1,000,000	996,218
BBCMS Mortgage Trust, “A” , Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.722%, 0.806% (b), 3/15/2037	4,000,000	3,987,498
BFLD TRUST, “B” , Series 2019-DPLO, 144A, 1-month USD-LIBOR + 1.34%, 1.424% (b), 10/15/2034	1,500,000	1,499,999
BHMS Mortgage Trust, “A” , Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.25%, 1.334% (b), 7/15/2035	2,500,000	2,506,650
BPR Trust:
“B” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.15%, 1.25% (b), 9/25/2038	506,000	506,455
“C” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.7%, 1.8% (b), 9/25/2038	340,000	340,408
“C” , Series 2021-KEN, 144A, 1-month USD-LIBOR + 2.55%, 2.634% (b), 2/15/2029	1,431,100	1,431,765
BX Commercial Mortgage Trust:
“C” , Series 2018-IND, 144A, 1-month USD-LIBOR + 1.1%, 1.184% (b), 11/15/2035	1,160,526	1,161,226
“B” , Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.3%, 1.384% (b), 4/15/2034	3,500,000	3,497,893
“D” , Series 2018-IND, 144A, 1-month USD-LIBOR + 1.3%, 1.384% (b), 11/15/2035	350,000	350,105
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	27

	Principal Amount ($)	Value ($)
“D” , Series 2020-VKNG, 144A, 1-month USD-LIBOR + 1.7%, 1.784% (b), 10/15/2037	1,680,000	1,679,999
BXP Trust:
“A” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 0.85%, 0.934% (b), 11/15/2034	500,000	496,201
“B” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.1%, 1.184% (b), 11/15/2034	3,960,000	3,859,945
CHT Mortgage Trust, “A” , Series 2017-CSMO, 144A, 1-month USD-LIBOR + 0.93%, 1.014% (b), 11/15/2036	1,200,000	1,201,082
Citigroup Commercial Mortgage Trust:
“A3” , Series 2016-C2, 2.575%, 8/10/2049	2,000,000	2,073,340
“AS” , Series 2013-GC11, 3.422%, 4/10/2046	1,500,000	1,548,551
“B” , Series 2019-PRM, 144A, 3.644%, 5/10/2036	2,005,000	2,115,849
“B” , Series 2013-GC11, 3.732%, 4/10/2046	500,000	517,772
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	869,349	915,011
“C” , Series 2019-SMRT, 144A, 4.682%, 1/10/2036	3,000,000	3,192,955
Cold Storage Trust, “D” , Series 2020-ICE5, 144A, 1-month USD-LIBOR + 2.1%, 2.184% (b), 11/15/2037	4,914,953	4,922,837
COMM Mortgage Trust:
“AM” , Series 2013-CR6, 144A, 3.147%, 3/10/2046	1,200,000	1,228,178
“AM” , Series 2013-LC6, 3.282%, 1/10/2046	1,500,000	1,544,154
“B” , Series 2013-CR6, 144A, 3.397%, 3/10/2046	2,800,000	2,862,858
“B” , Series 2013-CR10, 144A, 5.064%, 8/10/2046	2,850,000	3,026,675
Credit Suisse Mortgage Trust:
“B” , Series 2020-FACT, 144A, 1-month USD-LIBOR + 2.0%, 2.084% (b), 10/15/2037	2,756,000	2,769,751
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.0%, 3.25% (b), 12/15/2035	1,500,000	1,528,177
“C” , Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	1,051,569
DBCG Mortgage Trust, “A” , Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.7%, 0.784% (b), 6/15/2034	3,920,000	3,920,000
DBGS Mortgage Trust, “B” , Series 2018-5BP, 144A, 1-month USD-LIBOR + 0.83%, 1.064% (b), 6/15/2033	2,500,000	2,493,723
DBWF Mortgage Trust, “C” , Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.75%, 1.837% (b), 12/19/2030	250,000	249,538
FHLMC Multifamily Structured Pass-Through Certificates:
“X1P” , Series KL05, Interest Only, 1.024%, 6/25/2029	17,800,000	1,156,939
“X1” , Series K058, Interest Only, 1.05%, 8/25/2026	23,153,925	924,261
“X1” , Series K722, Interest Only, 1.44%, 3/25/2023	13,688,572	175,895
Fontainebleau Miami Beach Trust, “D” , Series 2019 -FBLU, 144A, 4.095%, 12/10/2036	5,000,000	5,214,202
The accompanying notes are an integral part of the financial statements.
28	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Freddie Mac Multifamily Structured Credit Risk:
“M1” , Series 2021-MN1, 144A, SOFR + 2.0%, 2.05% (b), 1/25/2051	1,138,905	1,146,536
“M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 3.8% (b), 1/25/2051	1,808,000	1,906,120
FREMF Mortgage Trust, “B” , Series 2012-K23, 144A, 3.782%, 10/25/2045	1,750,000	1,794,974
GS Mortgage Securities Trust, “AS” , Series 2013-GC13, 144A, 4.218%, 7/10/2046	1,000,000	1,050,581
GS Mortgage Securities Trust, “B” , 2021-IP, 1-month USD-LIBOR + 1.15%, 1.25%, 10/15/2036 (c)	3,000,000	3,000,000
GSCG Trust, “C” , Series 2019-600C, 144A, 3.462%, 9/6/2034	1,000,000	1,015,623
Hawaii Hotel Trust, “A” , Series 2019-MAUI, 144A, 1-month USD-LIBOR + 1.15%, 1.234% (b), 5/15/2038	1,000,000	1,000,928
Hilton Orlando Trust, “A” , Series 2021-ORL, 144A, 1-month USD-LIBOR + 0.92%, 1.004% (b), 12/15/2034	2,500,000	2,499,981
Hospitality Mortgage Trust, “B” , Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.35%, 1.434% (b), 11/15/2036	3,441,877	3,437,728
IMT Trust, “BFL” , Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.95%, 1.034% (b), 6/15/2034	3,520,562	3,516,309
InTown Hotel Portfolio Trust, “C” , Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.5%, 1.584% (b), 1/15/2033	2,260,000	2,262,706
KKR Industrial Portfolio Trust, “E” , Series 2021-KDIP, 144A, 1-month USD-LIBOR + 1.55%, 1.634% (b), 12/15/2037	625,000	623,810
Morgan Stanley Bank of America Merrill Lynch Trust, “300B” , Series 2014-C18, 3.996%, 8/15/2031	750,000	786,094
Morgan Stanley Capital I Trust:
“A” , Series 2018-SUN, 144A, 1-month USD-LIBOR + 0.9%, 0.984% (b), 7/15/2035	1,217,000	1,216,993
“B” , Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.2%, 1.284% (b), 7/15/2035	1,568,800	1,567,354
MRCD Mortgage Trust, “C” , Series 2019-PARK, 144A, 2.718%, 12/15/2036	5,000,000	5,090,719
MTRO Commercial Mortgage Trust:
“C” , Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.384% (b), 12/15/2033	250,000	248,752
“D” , Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.8%, 1.884% (b), 12/15/2033	2,500,000	2,459,296
Multifamily Connecticut Avenue Securities Trust, “M7” , Series 2019-01, 144A, 1-month USD-LIBOR + 1.7%, 1.786% (b), 10/15/2049	1,756,022	1,755,498
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	29

	Principal Amount ($)	Value ($)
Natixis Commercial Mortgage Securities Trust:
“B” , Series 2018-850T, 144A, 1-month USD-LIBOR + 0.954%, 1.037% (b), 7/15/2033	3,500,000	3,481,234
“C” , Series 2018-285M, 144A, 3.917% (b), 11/15/2032	2,000,000	2,040,613
NYT Mortgage Trust, “B” , Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.4%, 1.484% (b), 12/15/2035	500,000	500,497
One New York Plaza Trust:
“AJ” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.25%, 1.334% (b), 1/15/2026	2,378,000	2,385,456
“B” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.5%, 1.584% (b), 1/15/2026	1,166,000	1,170,445
PKHL Commercial Mortgage Trust, “D” , Series 2021-MF, 144A, 1-month USD-LIBOR + 2.0%, 2.084% (b), 7/15/2038	2,362,000	2,363,764
UBS Commercial Mortgage Trust:
“XA” , Series 2017-C7, Interest Only, 1.172%, 12/15/2050	28,625,047	1,370,166
“XA” , Series 2017-C1, Interest Only, 1.701%, 6/15/2050	19,988,653	1,373,001
Wells Fargo Commercial Mortgage Trust:
“C” , Series 2021-SAVE, 144A, 1-month USD-LIBOR + 1.8%, 1.884% (b), 2/15/2040	2,330,732	2,342,344
“A” , Series 2019-JWDR, 144A, 2.584% (b), 9/15/2031	200,000	202,103
“D” , Series 2021-SAVE, 144A, 1-month USD-LIBOR + 2.5%, 2.584% (b), 2/15/2040	909,022	915,822
“A2” , Series 2016-C34, 2.603%, 6/15/2049	329,711	329,679
“A3” , Series 2012-LC5, 2.918%, 10/15/2045	1,985,002	2,012,010
“ASB” , Series 2015-C31, 3.487%, 11/15/2048	165,727	174,410
WFRBS Commercial Mortgage Trust:
“B” , Series 2013-C13, 3.553%, 5/15/2045	4,000,000	4,125,945
“AS” , Series 2014-C24, 3.931%, 11/15/2047	240,000	254,104
Total Commercial Mortgage-Backed Securities (Cost $137,026,636)		137,869,531
Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, Inc.:
“2A3” , Series 2005-J, 2.57%, 11/25/2035	81,219	78,402
“2A8” , Series 2003-J, 2.672%, 11/25/2033	153,189	150,971
“A15” , Series 2006-2, 6.0%, 7/25/2046	7,948	7,836
Bear Stearns Adjustable Rate Mortgage Trust, “5A” , Series 2003-8, 1.658%, 1/25/2034	271,856	258,041
The accompanying notes are an integral part of the financial statements.
30	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
BRAVO Residential Funding Trust:
“A1” , Series 2021-HE1, 144A, 30-day average SOFR + 0.75%, 0.8% (b), 1/25/2070	2,343,271	2,343,270
“A1” , Series 2019-NQM1, 144A, 2.666%, 7/25/2059	1,095,731	1,100,174
Chase Mortgage Finance Corp.:
“M2” , Series 2021-CL1, 144A, 30-day average SOFR + 1.35%, 1.4% (b), 2/25/2050	1,648,624	1,648,623
“M3” , Series 2021-CL1, 144A, 30-day average SOFR + 1.55%, 1.6% (b), 2/25/2050	1,648,624	1,650,362
Chase Mortgage Reference Notes, “M1” , Series 2020-CL1, 144A, 1-month USD-LIBOR + 2.25%, 2.336% (b), 10/25/2057	2,911,857	2,976,692
COLT Funding LLC:
“A2” , Series 2021-1, 144A, 1.167%, 6/25/2066	1,295,105	1,293,835
“A2” , Series 2021-3R, 144A, 1.257%, 12/25/2064	664,386	664,734
COLT Mortgage Loan Trust:
“A3” , Series 2021-2, 144A, 1.335%, 8/25/2066	2,552,201	2,550,526
“A2” , Series 2021-HX1, 144A, 1.348%, 10/25/2066	1,150,000	1,153,095
“A1” , Series 2020-1, 144A, 2.488%, 2/25/2050	814,324	814,754
Connecticut Avenue Securities Trust:
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.236% (b), 9/25/2031	69,338	69,752
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.386% (b), 8/25/2031	105,921	106,641
Countrywide Home Loan Mortgage Pass Through Trust, “5A1” , Series 2005-HY10, 2.999%, 2/20/2036	43,404	35,731
Credit Suisse First Boston Mortgage Securities Corp., “5A1” , Series 2004-7, 5.0%, 10/25/2019	70,598	70,566
Ellington Financial Mortgage Trust, “A3” , Series 2021-2, 144A, 1.291%, 6/25/2066	911,487	912,255
Fannie Mae Connecticut Avenue Securities:
“1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.086% (b), 3/25/2031	206,385	208,430
“1M2” , Series 2018-C05, 1-month USD-LIBOR + 2.35%, 2.436% (b), 1/25/2031	384,546	390,129
Federal Home Loan Mortgage Corp.:
“LA” , Series 1343, 8.0%, 8/15/2022	2,037	2,082
“PK” , Series 1751, 8.0%, 9/15/2024	29,584	31,751
Federal National Mortgage Association:
“DE” , Series 2014-18, 4.0%, 8/25/2042	517,557	543,474
“IM” , Series 2014-72, Interest Only, 4.5%, 3/25/2044	1,797,661	116,838
“2” , Series 350, Interest Only, 5.5%, 3/25/2034	68,234	12,988
“1A6” , Series 2007-W8, 6.626%, 9/25/2037	401,940	442,220
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	31

	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA6, 144A, SOFR + 2.0%, 2.05% (b), 12/25/2050	3,000,000	3,024,016
“M2” , Series 2021-DNA3, 144A, SOFR + 2.1%, 2.15% (b), 10/25/2033	500,000	510,155
“M2” , Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.15%, 2.236% (b), 12/25/2030	1,350,000	1,363,302
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 2.536% (b), 3/25/2049	613,092	622,293
“M2” , Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.736% (b), 1/25/2049	93,103	94,519
FWD Securitization Trust:
“A1” , Series 2020-INV1, 144A, 2.24%, 1/25/2050	1,328,219	1,347,101
“A1” , Series 2019-INV1, 144A, 2.81%, 6/25/2049	435,420	443,072
GCAT LLC:
“A2” , Series 2021-NQM2, 144A, 1.242%, 5/25/2066	1,186,922	1,185,326
“A1” , Series 2019-NQM1, 144A, 2.985%, 2/25/2059	1,735,620	1,740,649
Government National Mortgage Association:
“IT” , Series 2013-82, Interest Only, 3.5%, 5/20/2043	12,826,832	1,896,502
“IP” , Series 2009-118, Interest Only, 6.5%, 12/16/2039	198,092	44,574
GS Mortgage-Backed Securities Trust, “A2” , Series 2020-NQM1, 144A, 1.791%, 9/27/2060	259,764	260,541
Imperial Fund Mortgage Trust:
“A2” , Series 2021-NQM1, 144A, 1.205%, 6/25/2056	2,146,960	2,145,619
“A2” , Series 2021-NQM2, 144A, 1.362%, 9/25/2056	975,250	974,673
JPMorgan Mortgage Trust, “6A1” , Series 2005-A6, 2.25%, 8/25/2035	191,792	195,959
JPMorgan Wealth Management:
“M2” , Series 2021-CL1, 144A, SOFR + 1.55%, 1.6% (b), 3/25/2051	1,798,819	1,803,406
“M3” , Series 2021-CL1, 144A, SOFR + 1.8%, 1.85% (b), 3/25/2051	910,891	915,452
“M4” , Series 2021-CL1, 144A, SOFR + 2.75%, 2.8% (b), 3/25/2051	1,010,401	1,010,400
Merrill Lynch Mortgage Investors Trust, “1A” , Series 2004-1, 1.98%, 12/25/2034	9,225	9,475
MFA Trust:
“A3” , Series 2021-INV1, 144A, 1.262%, 1/25/2056	595,852	595,934
“A3” , Series 2021-NQM2, 144A, 1.472%, 11/25/2064	829,730	830,427
Prudential Home Mortgage Securities Co., Inc., “4B” , Series 1994-A, 144A, 6.73%, 4/28/2024	672	682
Residential Accredit Loans, Inc., “A1” , Series 2003-QS18, 5.0%, 9/25/2018	168	126
The accompanying notes are an integral part of the financial statements.
32	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Residential Asset Mortgage Products, Inc.:
“A5” , Series 2005-SL1, 6.5%, 5/25/2032	69,299	65,512
“A4” , Series 2004-SL4, 7.0%, 7/25/2032	60,236	60,283
“A3” , Series 2004-SL3, 7.5%, 12/25/2031	52,214	50,987
STACR Trust, “M2” , Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.186% (b), 9/25/2048	540,541	548,657
Starwood Mortgage Residential Trust, “A3” , Series 2020-INV1, 144A, 1.593%, 11/25/2055	1,001,134	1,002,127
Verus Securitization Trust:
“A2” , Series 2021-R3, 144A, 1.277%, 4/25/2064	983,404	985,444
“A2” , Series 2020-4, 144A, 1.912%, 5/25/2065	1,291,012	1,298,964
“A1” , Series 2020-INV1, 144A, 1.977%, 3/25/2060	223,364	224,911
“A1” , Series 2020-2, 144A, 2.226%, 5/25/2060	180,924	182,029
“A1” , Series 2019-INV2, 144A, 2.913%, 7/25/2059	345,096	348,562
Washington Mutual Mortgage Pass-Through Certificates Trust, “A9” , Series 2003-S9, 5.25%, 10/25/2033	281,023	291,699
Total Collateralized Mortgage Obligations (Cost $45,692,872)		45,707,550
Government & Agency Obligations 12.7%
Other Government Related (e) 1.2%
Corp. Andina de Fomento:
2.375%, 5/12/2023	4,000,000	4,110,680
4.375%, 6/15/2022	2,000,000	2,055,934
Eastern & Southern African Trade & Development Bank, REG S, 5.375%, 3/14/2022	2,186,000	2,215,074
Eurasian Development Bank, 144A, 4.767%, 9/20/2022	2,000,000	2,068,240
Gazprom PJSC:
144A, 2.95%, 1/27/2029	2,000,000	1,962,000
144A, 4.95%, 7/19/2022	500,000	515,025
Korea National Oil Corp., 144A, 3.25%, 7/10/2024	500,000	534,253
Vnesheconombank:
144A, 5.942%, 11/21/2023	500,000	544,556
144A, 6.025%, 7/5/2022	1,500,000	1,554,270
		15,560,032
Sovereign Bonds 0.9%
Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025 (a)	1,896,000	1,994,782
Export-Import Bank of Korea, 3.5%, 11/27/2021	1,455,000	1,461,731
Government of Malaysia, 144A, 3.043%, 4/22/2025	1,000,000	1,064,430
Republic of Namibia, 144A, 5.5%, 11/3/2021	1,500,000	1,503,711
Republic of Paraguay, 144A, 4.625%, 1/25/2023	1,000,000	1,040,000
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	33

	Principal Amount ($)	Value ($)
Republic of Turkey, 5.6%, 11/14/2024	1,000,000	1,012,900
Saudi Government International Bond, 144A, 4.0%, 4/17/2025	2,000,000	2,187,480
State of Qatar, 144A, 3.4%, 4/16/2025	2,000,000	2,155,000
		12,420,034
U.S. Treasury Obligations 10.6%
U.S. Treasury Notes:
0.125%, 1/31/2023	20,000,000	19,989,844
0.125%, 9/15/2023	30,000,000	29,908,594
0.25%, 5/31/2025	20,000,000	19,662,500
1.375%, 6/30/2023	20,000,000	20,400,000
1.875%, 3/31/2022	5,000,000	5,044,922
2.25%, 4/15/2022	5,000,000	5,058,984
2.25%, 11/15/2024	10,000,000	10,525,391
2.5%, 1/15/2022	7,000,000	7,049,428
2.5%, 2/15/2022	5,000,000	5,045,703
2.625%, 12/15/2021	5,000,000	5,026,397
2.75%, 7/31/2023	10,000,000	10,455,859
		138,167,622
Total Government & Agency Obligations (Cost $166,781,093)		166,147,688
Short-Term U.S. Treasury Obligations 0.3%
U.S. Treasury Bills:
0.058% (f), 5/19/2022	1,600,000	1,599,463
0.062% (f), 6/16/2022	1,590,000	1,589,288
Total Short-Term U.S. Treasury Obligations (Cost $3,188,701)		3,188,751
	Shares	Value ($)
Exchange-Traded Funds 0.9%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	25,000	1,142,500
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	379,610	10,397,518
Xtrackers Short Duration High Yield Bond ETF (a) (g)	5,250	251,055
Total Exchange-Traded Funds (Cost $10,466,532)		11,791,073
Common Stocks 0.0%
Answers Corp.* (h) (Cost $256,895)	2,220	0
The accompanying notes are an integral part of the financial statements.
34	|	DWS Short Duration Fund

	Shares	Value ($)
Warrants 0.0%
Answers Holdings, Inc., Expiration Date 4/14/2022* (h) (Cost $713,520)	6,166	0
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (i) (j) (Cost $19,350,953)	19,350,953	19,350,953
Cash Equivalents 6.6%
DWS Central Cash Management Government Fund, 0.03% (i)	86,221,107	86,221,107
DWS ESG Liquidity Fund “Capital Shares” , 0.07%	12,118	12,117
Total Cash Equivalents (Cost $86,233,217)		86,233,224
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,306,813,018)	101.3	1,324,607,035
Other Assets and Liabilities, Net	(1.3)	(16,653,977)
Net Assets	100.0	1,307,953,058
A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2021 are as follows:
Value ($) at 9/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
Exchange-Traded Funds 0.0%
Xtrackers Short Duration High Yield Bond ETF (a) (g)
241,570	—	—	—	9,485	13,912	—	5,250	251,055
Securities Lending Collateral 1.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (i) (j)
12,380,855	6,970,098 (k)	—	—	—	11,353	—	19,350,953	19,350,953
Cash Equivalents 6.6%
DWS Central Cash Management Government Fund, 0.03% (i)
51,335,095	563,150,892	528,264,880	—	—	25,913	—	86,221,107	86,221,107
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	35

Value ($) at 9/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
DWS ESG Liquidity Fund “Capital Shares” , 0.07% (i)
12,105	16	—	—	(4)	20	—	12,118	12,117
63,969,625	570,121,006	528,264,880	—	9,481	51,198	—	105,589,428	105,835,232
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2021 amounted to $18,791,245, which is 1.4% of net assets.
(b)	Variable or floating rate security. These securities are shown at their current rate as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(c)	When-issued security.
(d)	Perpetual, callable security with no stated maturity date.
(e)	Government-backed debt issued by financial companies or government sponsored enterprises.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	Affiliated fund managed by DBX Advisors LLC.
(h)	Investment was valued using significant unobservable inputs.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
PJSC: Public Joint Stock Company
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
36	|	DWS Short Duration Fund

SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	37

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 654,534,232	$—	$ 654,534,232
Mortgage-Backed Securities Pass-Throughs	—	255,578	—	255,578
Asset-Backed (a)	—	199,528,455	—	199,528,455
Commercial Mortgage-Backed Securities	—	137,869,531	—	137,869,531
Collateralized Mortgage Obligations	—	45,707,550	—	45,707,550
Government & Agency Obligations (a)	—	166,147,688	—	166,147,688
Short-Term U.S. Treasury Obligations	—	3,188,751	—	3,188,751
Exchange-Traded Funds	11,791,073	—	—	11,791,073
Common Stocks	—	—	0	0
Warrants	—	—	0	0
Short-Term Investments (a)	105,584,177	—	—	105,584,177
Total	$117,375,250	$1,207,231,785	$ —	$1,324,607,035
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
38	|	DWS Short Duration Fund

Statement of Assets and Liabilities
as of September 30, 2021

Assets
Investments in non-affiliated securities, at value (cost $1,200,985,300) — including $18,791,245 of securities loaned	$ 1,218,771,803
Investment in DWS Government & Agency Securities Portfolio (cost $19,350,953)*	19,350,953
Investment in affiliated securities, at value (cost $86,476,765)	86,484,279
Cash	12,068
Foreign currency, at value (cost $14,405)	14,527
Receivable for Fund shares sold	6,491,686
Interest receivable	6,572,157
Other assets	40,890
Total assets	1,337,738,363
Liabilities
Payable upon return of securities loaned	19,350,953
Payable for investments purchased — when-issued securities	8,000,000
Payable for Fund shares redeemed	1,263,637
Distributions payable	272,589
Accrued management fee	262,789
Accrued Trustees' fees	9,646
Other accrued expenses and payables	625,691
Total liabilities	29,785,305
Net assets, at value	$ 1,307,953,058
Net Assets Consist of
Distributable earnings (loss)	(118,218,988)
Paid-in capital	1,426,172,046
Net assets, at value	$ 1,307,953,058
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	39

Statement of Assets and Liabilities as of September 30, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($275,268,979 ÷ 31,237,087 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.81
Maximum offering price per share (100 ÷ 97.75 of $8.81)	$ 9.01
Class T
Net Asset Value and redemption price per share ($11,248 ÷ 1,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)**	$ 8.81
Maximum offering price per share (100 ÷ 97.50 of $8.81)	$ 9.04
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($19,555,828 ÷ 2,220,566 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.81
Class R6
Net Asset Value, offering and redemption price per share ($2,487,310 ÷ 281,961 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82
Class S
Net Asset Value, offering and redemption price per share ($376,929,832 ÷ 42,657,296 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Institutional Class
Net Asset Value, offering and redemption price per share ($633,699,861 ÷ 71,843,982 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.82
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
40	|	DWS Short Duration Fund

Statement of Operations
for the year ended September 30, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $1,485)	$ 28,410,118
Dividends	516,777
Income distributions from affiliated Underlying Funds	39,845
Securities lending income, net of borrower rebates	11,353
Total income	28,978,093
Expenses:
Management fee	4,382,709
Administration fee	1,164,720
Services to shareholders	1,488,336
Distribution and service fees	921,307
Custodian fee	21,320
Professional fees	79,310
Reports to shareholders	94,080
Registration fees	118,223
Trustees' fees and expenses	37,798
Other	60,620
Total expenses before expense reductions	8,368,423
Expense reductions	(1,104,643)
Total expenses after expense reductions	7,263,780
Net investment income	21,714,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,828,182
Futures	2,146,006
Forward foreign currency contracts	(77,888)
Foreign currency	57,278
Payments by affiliates (see Note G)	1,928
4,955,506
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	9,481
Non-affiliated investments	2,715,827
Futures	65,696
Foreign currency	(176)
2,790,828
Net gain (loss)	7,746,334
Net increase (decrease) in net assets resulting from operations	$ 29,460,647
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	41

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 21,714,313	$ 25,380,840
Net realized gain (loss)	4,955,506	4,080,775
Change in net unrealized appreciation (depreciation)	2,790,828	4,786,511
Net increase (decrease) in net assets resulting from operations	29,460,647	34,248,126
Distributions to shareholders:
Class A	(5,311,194)	(6,081,044)
Class T	(218)	(258)
Class C	(308,321)	(692,385)
Class R6	(56,050)	(61,068)
Class S	(8,461,385)	(10,345,891)
Institutional Class	(11,399,877)	(10,556,344)
Total distributions	(25,537,045)	(27,736,990)
Fund share transactions:
Proceeds from shares sold	721,622,344	840,725,662
Reinvestment of distributions	22,263,783	23,795,284
Payments for shares redeemed	(548,107,456)	(822,234,923)
Net increase (decrease) in net assets from Fund share transactions	195,778,671	42,286,023
Increase (decrease) in net assets	199,702,273	48,797,159
Net assets at beginning of period	1,108,250,785	1,059,453,626
Net assets at end of period	$1,307,953,058	$1,108,250,785

The accompanying notes are an integral part of the financial statements.
42	|	DWS Short Duration Fund

Financial Highlights
DWS Short Duration Fund — Class A
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.69	$8.54	$8.69	$8.74
Income (loss) from investment operations:
Net investment income[a]	.15	.19	.21	.20	.17
Net realized and unrealized gain (loss)	.05	.11	.18	(.14)	.01
Total from investment operations	.20	.30	.39	.06	.18
Less distributions from:
Net investment income	(.17)	(.21)	(.24)	(.21)	(.23)
Net asset value, end of period	$8.81	$8.78	$8.69	$8.54	$8.69
Total Return (%)[b,c]	2.32	3.50	4.64	.73	2.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	275	262	227	149	158
Ratio of expenses before expense reductions (%)	.85	.85	.87	.88	.88
Ratio of expenses after expense reductions (%)	.78	.77	.79	.79	.80
Ratio of net investment income (%)	1.64	2.20	2.48	2.29	1.99
Portfolio turnover rate (%)	62	75	51	40	32
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	43

DWS Short Duration Fund — Class T
	Years Ended September 30,				Period Ended
	2021	2020	2019	2018	9/30/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.69	$8.54	$8.69	$8.70
Income (loss) from investment operations:
Net investment income[b]	.15	.19	.21	.20	.04
Net realized and unrealized gain (loss)	.05	.11	.18	(.14)	.02
Total from investment operations	.20	.30	.39	.06	.06
Less distributions from:
Net investment income	(.17)	(.21)	(.24)	(.21)	(.07)
Net asset value, end of period	$8.81	$8.78	$8.69	$8.54	$8.69
Total Return (%)[c,d]	2.32	3.50	4.64	.73	.73 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11	11	11	10	10
Ratio of expenses before expense reductions (%)	.89	.85	.88	.88	1.00 **
Ratio of expenses after expense reductions (%)	.78	.77	.80	.79	.80 **
Ratio of net investment income (%)	1.66	2.20	2.48	2.31	1.96 **
Portfolio turnover rate (%)	62	75	51	40	32 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
44	|	DWS Short Duration Fund

DWS Short Duration Fund — Class C
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.77	$8.68	$8.53	$8.68	$8.73
Income (loss) from investment operations:
Net investment income[a]	.08	.12	.15	.13	.11
Net realized and unrealized gain (loss)	.06	.11	.18	(.13)	.00 *
Total from investment operations	.14	.23	.33	.00 *	.11
Less distributions from:
Net investment income	(.10)	(.14)	(.18)	(.15)	(.16)
Net asset value, end of period	$8.81	$8.77	$8.68	$8.53	$8.68
Total Return (%)[b,c]	1.63	2.72	3.87	(.03)	1.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	33	53	63	97
Ratio of expenses before expense reductions (%)	1.59	1.60	1.63	1.63	1.64
Ratio of expenses after expense reductions (%)	1.53	1.52	1.54	1.54	1.55
Ratio of net investment income (%)	.92	1.44	1.74	1.53	1.23
Portfolio turnover rate (%)	62	75	51	40	32
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	45

DWS Short Duration Fund — Class R6
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.79	$8.70	$8.55	$8.70	$8.75
Income (loss) from investment operations:
Net investment income[a]	.17	.21	.24	.22	.19
Net realized and unrealized gain (loss)	.06	.11	.17	(.14)	.01
Total from investment operations	.23	.32	.41	.08	.20
Less distributions from:
Net investment income	(.20)	(.23)	(.26)	(.23)	(.25)
Net asset value, end of period	$8.82	$8.79	$8.70	$8.55	$8.70
Total Return (%)	2.61 [b]	3.76	4.90	.98 [b]	2.31 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2.139		.238
Ratio of expenses before expense reductions (%)	.51	.52	.53	.57	.56
Ratio of expenses after expense reductions (%)	.51	.52	.53	.54	.55
Ratio of net investment income (%)	1.91	2.45	2.77	2.52	2.22
Portfolio turnover rate (%)	62	75	51	40	32
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
46	|	DWS Short Duration Fund

DWS Short Duration Fund — Class S
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.80	$8.71	$8.56	$8.72	$8.76
Income (loss) from investment operations:
Net investment income[a]	.17	.21	.24	.22	.19
Net realized and unrealized gain (loss)	.07	.11	.17	(.15)	.02
Total from investment operations	.24	.32	.41	.07	.21
Less distributions from:
Net investment income	(.20)	(.23)	(.26)	(.23)	(.25)
Net asset value, end of period	$8.84	$8.80	$8.71	$8.56	$8.72
Total Return (%)[b]	2.70	3.75	4.90	.87	2.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	377	376	554	552	522
Ratio of expenses before expense reductions (%)	.66	.66	.68	.69	.70
Ratio of expenses after expense reductions (%)	.53	.52	.54	.54	.55
Ratio of net investment income (%)	1.89	2.44	2.74	2.55	2.23
Portfolio turnover rate (%)	62	75	51	40	32
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Short Duration Fund	|	47

DWS Short Duration Fund — Institutional Class
	Years Ended September 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.70	$8.55	$8.70	$8.74
Income (loss) from investment operations:
Net investment income[a]	.17	.21	.24	.22	.19
Net realized and unrealized gain (loss)	.07	.10	.17	(.14)	.02
Total from investment operations	.24	.31	.41	.08	.21
Less distributions from:
Net investment income	(.20)	(.23)	(.26)	(.23)	(.25)
Net asset value, end of period	$8.82	$8.78	$8.70	$8.55	$8.70
Total Return (%)[b]	2.70	3.64	4.90	.98	2.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	634	435	223	129	100
Ratio of expenses before expense reductions (%)	.60	.61	.61	.64	.64
Ratio of expenses after expense reductions (%)	.53	.52	.54	.54	.55
Ratio of net investment income (%)	1.88	2.45	2.74	2.55	2.20
Portfolio turnover rate (%)	62	75	51	40	32
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
48	|	DWS Short Duration Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Short Duration Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS Short Duration Fund	|	49

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
50	|	DWS Short Duration Fund

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its
DWS Short Duration Fund	|	51

securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of September 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
52	|	DWS Short Duration Fund

Remaining Contractual Maturity of the Agreements as of September 30, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 16,111,518	$ —	$ —	$ —	$ 16,111,518
Government & Agency Obligations	1,840,160	—	—	—	1,840,160
Exchange-Traded Funds	1,399,275	—	—	—	1,399,275
Total Borrowings	$ 19,350,953	$ —	$ —	$ —	$ 19,350,953
Gross amount of recognized liabilities for securities lending transactions:					$ 19,350,953
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2021, the Fund had net tax basis capital loss carryforwards of approximately $133,156,000, including short-term losses ($56,149,000) and long-term losses ($77,007,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial
DWS Short Duration Fund	|	53

statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At September 30, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,114,988
Capital loss carryforwards	$ (133,156,000)
Net unrealized appreciation (depreciation) on investments	$ 14,094,683
At September 30, 2021, the aggregate cost of investments for federal income tax purposes was $1,310,512,352. The net unrealized appreciation for all investments based on tax cost was $14,094,683. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,513,386 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $8,418,703.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2021	2020
Distributions from ordinary income*	$ 25,537,045	$ 27,736,990
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly
54	|	DWS Short Duration Fund

attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended ended September 30, 2021, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
DWS Short Duration Fund	|	55

There were no open futures contracts as of September 30, 2021. For the year ended September 30, 2021, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $111,770,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
There were no open forward currency contracts as of September 30, 2021. For the year ended September 30, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $6,101,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $6,179,000.
The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2021 and the related location in the accompanying
56	|	DWS Short Duration Fund

Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 2,146,006	$ 2,146,006
Foreign Exchange Contracts (a)	(77,888)	—	(77,888)
	$(77,888)	$ 2,146,006	$ 2,068,118
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$ 65,696
The above derivative is located in the following Statement of Operations account:
(a)	Change in net unrealized appreciation (depreciation) on futures
C.	Purchases and Sales of Securities
During the year ended September 30, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$751,293,831	$704,327,754
U.S. Treasury Obligations	$111,353,884	$ 12,233,363
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
DWS Short Duration Fund	|	57

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%
Accordingly, for the year ended September 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.
For the period from October 1, 2020 through January 31, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.77%
Class T	.77%
Class C	1.52%
Class R6	.52%
Class S	.52%
Institutional Class	.52%
For the period from February 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
58	|	DWS Short Duration Fund

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.78%
Class T	.78%
Class C	1.53%
Class R6	.53%
Class S	.53%
Institutional Class	.53%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.75%
Class T	.75%
Class C	1.50%
Class R6	.50%
Class S	.50%
Institutional Class	.50%
For the year ended September 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 190,701
Class T	13
Class C	17,864
Class R6	1
Class S	511,558
Institutional Class	384,506
$ 1,104,643
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2021, the Administration Fee was $1,164,720, of which $102,285 is unpaid.
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Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2021
Class A	$ 30,759	$ 5,036
Class T	26	4
Class C	1,883	245
Class R6	97	15
Class S	195,874	32,237
Institutional Class	743	115
	$ 229,382	$ 37,652
In addition, for the year ended September 30, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 245,882
Class C	22,425
Class S	410,451
Institutional Class	515,529
$ 1,194,287
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2021
Class C	$ 194,446	$ 12,328
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to
60	|	DWS Short Duration Fund

0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2021	Annual Rate
Class A	$ 662,413	$ 107,840.24%
Class T	17	7.15%
Class C	64,431	9,152.25%
	$ 726,861	$ 116,999
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2021 aggregated $16,488.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2021, the CDSC for Class C shares aggregated $2,692. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2021, DDI received $15,809 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,093, of which $1,002 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund
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does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $854.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,591,733	$ 102,497,330	15,445,111	$ 133,917,068
Class C	544,069	4,807,594	490,317	4,209,049
Class R6	103,766	919,425	79,590	684,244
Class S	18,356,432	162,883,511	16,923,362	147,147,561
Institutional Class	50,887,135	450,514,484	64,076,316	554,767,740
		$ 721,622,344		$ 840,725,662
62	|	DWS Short Duration Fund

	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	566,849	$ 5,012,524	669,460	$ 5,768,178
Class T	25	218	30	258
Class C	33,691	297,623	74,132	638,211
Class R6	6,381	56,050	7,090	61,068
Class S	905,354	8,025,994	1,107,249	9,572,377
Institutional Class	1,002,365	8,871,374	899,052	7,755,192
		$ 22,263,783		$ 23,795,284
Shares redeemed
Class A	(10,827,960)	$ (95,704,794)	(12,325,846)	$ (105,887,634)
Class C	(2,112,327)	(18,678,839)	(2,943,535)	(25,388,089)
Class R6	(100,452)	(890,906)	(71,535)	(613,199)
Class S	(19,281,364)	(171,034,594)	(38,920,670)	(337,366,993)
Institutional Class	(29,557,777)	(261,798,323)	(41,120,844)	(352,979,008)
		$ (548,107,456)		$ (822,234,923)
Net increase (decrease)
Class A	1,330,622	$ 11,805,060	3,788,725	$ 33,797,612
Class T	25	218	30	258
Class C	(1,534,567)	(13,573,622)	(2,379,086)	(20,540,829)
Class R6	9,695	84,569	15,145	132,113
Class S	(19,578)	(125,089)	(20,890,059)	(180,647,055)
Institutional Class	22,331,723	197,587,535	23,854,524	209,543,924
		$ 195,778,671		$ 42,286,023
G.	Payments by Affiliates
During the year ended September 30, 2021, the Advisor agreed to reimburse the Fund $1,928 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain
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interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
64	|	DWS Short Duration Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Short Duration Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
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required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 23, 2021
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2021 to September 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,004.70	$1,004.80	$1,001.90	$1,006.20	$1,007.20	$1,006.00
Expenses Paid per $1,000*	$ 3.92	$ 3.92	$ 7.68	$ 2.51	$ 2.67	$ 2.67
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/21	$1,021.16	$1,021.16	$1,017.40	$1,022.56	$1,022.41	$1,022.41
Expenses Paid per $1,000*	$ 3.95	$ 3.95	$ 7.74	$ 2.54	$ 2.69	$ 2.69
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.78%	.78%	1.53%	.50%	.53%	.53%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
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Tax Information	(Unaudited)
A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Short Duration Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
70	|	DWS Short Duration Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
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(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily
72	|	DWS Short Duration Fund

prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
74	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
DWS Short Duration Fund	|	75

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
76	|	DWS Short Duration Fund

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Short Duration Fund	|	77

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
78	|	DWS Short Duration Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Short Duration Fund	|	79

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPITX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 288	25155T 593	25155T 585	25155T 577
Fund Number	418	1733	718	822	1422
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634
80	|	DWS Short Duration Fund

Notes

Notes

Notes

DSDF-2
(R-024423-11 11/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short duration Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$41,433	$0	$7,880	$0
2020	$41,433	$0	$8,565	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$8,565	$625,431	$0	$633,996

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2021